Dividends	12 Months Ended
Dec. 31, 2013
Dividends
Dividends

22.                Dividends

SpecialDividend

On November 13, 2012, the Company’s Board approved a special cash dividend of US$1.00 per ADS in order to give value back to shareholders. The special cash dividend amounting to RMB815.4 million (US$130.8 million) was payable to shareholders of record as of January 15, 2013 and was paid on January 18, 2013.

Annual Dividend Policy

In 2013, the Company’s Board approved an annual dividend policy. Under this policy, the Company intends to make annual cash dividend distributions commencing in 2013 in an amount between 20% and 25% of its anticipated annual net income after tax in the current fiscal year. The determination to make dividend distributions and the amount of such distributions in any particular year will be made at the discretion of the Company’s Board and will be based upon its operations and earnings, cash flow, financial condition, capital and other reserve requirements and surplus, any applicable contractual restrictions, the ability of the Company’s PRC subsidiaries to make distributions to their offshore parent companies, and any other conditions or factors which the board deems relevant and having regard to the directors’ fiduciary duties.

On February 11,  2014, the Company’s Board approved an annual cash dividend with respect to fiscal year 2013 in the amount of US$1.41 per ADS, amounting to an aggregate of RMB1,109.7 million (US$183.3 million). Such dividend was payable to shareholders of record as of February 26, 2014 and was paid on March 7, 2014.